UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 24, 2014

CorEnergy Infrastructure Trust, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350, Kansas City, MO	64106
(Address of Principal Executive Offices)	(Zip Code)

(816) 875-3705
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 on Form 8-K/A to the Current Report on Form 8-K dated November 24, 2014 (the “Original Report”) filed by CorEnergy Infrastructure Trust, Inc. (the “Company”) is being filed solely to add Item 8.01 to the Original Report and to amend Item 9.01 of the Original Report.  Item 8.01 of the Original Report is added to file herewith additional risk factors, related to the Company’s recent acquisition of the entities which own and operate an approximately 263 mile interstate natural gas pipeline system in and around St. Louis and extending into central Missouri and certain related personal property (the “Acquisition”), from the Company’s definitive prospectus supplement dated November 18, 2014 and filed with the SEC on November 19, 2014 pursuant to the Company’s registration statement on Form S-3, SEC File No. 333-176944 (the “Prospectus Supplement”).  The purpose of this addition is to facilitate the direct incorporation by reference of such supplemental risk factors from this Form 8-K/A into the Company’s other registration statements.  Item 9.01 of the Original Report is being amended to file herewith copies of the historical financial statements required by paragraph (a) of Item 9.01, which had been incorporated by reference into the Amendment No. 1 on Form 8-K/A to the Original Report from the Prospectus Supplement, in order to facilitate the direct incorporation by reference of such historical financial statements from this Form 8-K/A into the Company’s other registration statements.

Item 8.01                          Other Events.

The Company provided risk factors in the Prospectus Supplement used in connection with the public offering of its common stock to finance the Acquisition. These risk factors supplement the risk factors included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended. The supplemental risk factors are filed as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits.

(a)            Attached hereto as Exhibit 99.3 is the historical financial information of MoGas Pipeline LLC and attached hereto as Exhibit 99.4 is the historical financial information for the property owned by MRV Banks.

(b)            The pro forma financial information is incorporated by reference herein from the Company’s definitive prospectus supplement dated November 18, 2014 and filed with the SEC on November 19, 2014.

(d)            Exhibits

Exhibit No.	Description

2.1
Limited Liability Company Interests Purchase Agreement, dated November 17, 2014, by and among CorEnergy Infrastructure Trust, Inc. and MoGas Energy, LLC. Incorporated by reference to the Company’s Current Report on Form 8-K dated and filed with the SEC on November 17, 2014, SEC File No. 1-33292.

2.2
Amendment to Limited Liability Company Interests Purchase Agreement dated November 18, 2014 by and among CorEnergy Infrastructure Trust, Inc. and Mogas Energy, LLC. Incorporated by reference to the Company’s Current Report on Form 8-K dated November 18, 2014 and filed with the SEC on November 20, 2014, SEC File No. 1-33292.

10.1	First Amendment to Revolving Credit Agreement by and among the Company and Regions Bank, et al; dated November 24, 2014*

23.1	Consent of RubinBrown LLP with regard to MoGas Pipeline LLC*

23.2	Consent of RubinBrown LLP with regard to property owned by MRV Banks*

23.3	Consent of RubinBrown LLP with regard to MoGas Pipeline LLC

Exhibit No.	Description

23.4	Consent of RubinBrown LLP with regard to property owned by MRV Banks

99.1	Press Release dated November 24, 2014*

99.2	Supplemental Risk Factors

99.3	Historical Financial Information of MoGas Pipeline LLC

99.4	Historical Financial Information of the property owned by MRV Banks

*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated:	December 17, 2014	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary

Exhibit Index

Exhibit No.	Description

2.1
Limited Liability Company Interests Purchase Agreement, dated November 17, 2014, by and among CorEnergy Infrastructure Trust, Inc. and MoGas Energy, LLC. Incorporated by reference to the Company’s Current Report on Form 8-K dated and filed with the SEC on November 17, 2014, SEC File No. 1-33292.

2.2
Amendment to Limited Liability Company Interests Purchase Agreement dated November 18, 2014 by and among CorEnergy Infrastructure Trust, Inc. and Mogas Energy, LLC. Incorporated by reference to the Company’s Current Report on Form 8-K dated November 18, 2014 and filed with the SEC on November 20, 2014, SEC File No. 1-33292.

10.1	First Amendment to Revolving Credit Agreement by and among the Company and Regions Bank, et al; dated November 24, 2014*

23.1	Consent of RubinBrown LLP with regard to MoGas Pipeline LLC*

23.2	Consent of RubinBrown LLP with regard to property owned by MRV Banks*

23.3	Consent of RubinBrown LLP with regard to MoGas Pipeline LLC

23.4	Consent of RubinBrown LLP with regard to property owned by MRV Banks

99.1	Press Release dated November 24, 2014*

99.2	Supplemental Risk Factors

99.3	Historical Financial Information of MoGas Pipeline LLC

99.4	Historical Financial Information of the property owned by MRV Banks

*Previously filed